SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

August 14, 2002

Commission file number 0-10972

First Farmers and Merchants Corporation
(Exact name of registrant as specified in its charter)

______________Tennessee______________	__________62-1148660__________
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

816 South Garden Street
__________Columbia, Tennessee__________	__________38402 - 1148__________
(Address of principal executive offices	(Zip Code)

(931) 388-3145
(Registrant's telephone number, including area code)

FORM 8-K -- ITEM 9

FIRST FARMERS AND MERCHANTS CORPORATION

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

1. Certification in connection with the Quarterly Report on Form 10-Q of First Farmers and Merchants Corporation and Subsidiary for the quarter ended June 30, 2002

EXHIBIT INDEX

FIRST FARMERS AND MERCHANTS CORPORATION AND SUBSIDIARY

Exhibit Number Title or Description

(1) CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of First Farmers and Merchants Corporation and Subsidiary for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof , each of the undersigned certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S. C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Form 10-Q complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of First Farmers and Merchants Corporation and Subsidiary.

Date August 14, 2002	/s/ T. Randy Stevens
T. Randy Stevens,
President
(Chief Executive Officer)

Date August 14, 2002	/s/ Patricia N. McClanahan
Patricia N. McClanahan,
Treasurer
(Chief Financial Officer)